Exhibit 99.1

Muscle Maker, Inc. Announces 2022 Full Year and Q4 Results

Revenues Surge $150 Million at Newly Formed Sadot Subsidiary

Fort Worth, Texas, March 21, 2023 (ACCESSWIRE) — Muscle Maker, Inc. (Nasdaq: GRIL), (the “Company”), today reported its financial results for the full year and fourth quarter ended December 31, 2022, and will host a call to review the results tomorrow, Wednesday, March 22, 2023, at 10:00 AM EDT / 7:00 AM PDT.

2022 Highlights

●	Muscle Maker, Inc. generated $161,698,417 in total revenue.
●	October 2022 formed its new wholly owned subsidiary, Sadot LLC.
●	November 2022 entered into a material agreement with AGGIA, an international agri-commodity shipping, sourcing and sustainable farming consulting firm to assist in the operations of Sadot LLC.
●	November/December revenue generated from Sadot subsidiary was $150,585,644.
●	Net income generated from Sadot LLC was $4,548,440 or a 3% profit margin.
●	The Company’s restaurant division generated revenue, net of discounts, of $10,300,394.
●	The Company’s restaurant division consisting of Pokomoto, Muscle Maker Grill and Superfit Foods had an 11% year over year growth in sales.
●	There are now 28 Pokemoto restaurants open and operating with an additional 50 new franchise agreements sold to still be opened.
●	The Company’s restaurant division labor, rent, other operating and SG&A key metrics all improved year over year.
●	As of December 31, 2022, the Company had a:

1.	Cash Balance of $9,898,420.
2.	Working Capital surplus of $4,032,888.

“We are thrilled with the performance of our newly formed subsidiary Sadot,” said Muscle Maker, Inc.’s CEO, Mr. Michael Roper. “It has proven to be a strategic addition to our Company with its material impact on our revenue and net income. As we look to the future, we remain committed to leveraging the strengths of Sadot along the with the expansion of our Pokemoto restaurant brand to continue driving growth and delivering value to our stakeholders.”

Webcast Details:

Date: March 22, 2023

Time: 10:00 AM EDT / 7:00 AM PDT

To register, please use the link below to listen in live or click the link at a later time to view the replay: https://audience.mysequire.com/webinar-view?webinar_id=3cceea3b-f722-47b7-8e81-ab0dab6809f9

About Muscle Maker, Inc.

Muscle Maker, Inc. is the parent company of “healthier for you” brands delivering high-quality healthy food options to consumers through traditional and non-traditional locations such as military bases, universities, delivery and by direct-to-consumer ready-made meal prep options. Brands include Muscle Maker Grill Restaurants, Pokemoto Hawaiian Poke and SuperFit Foods meal prep. The menus highlight healthier versions of traditional and non-traditional dishes and feature grass fed steak, lean turkey, chicken breast, Ahi tuna, salmon, shrimp, tofu, and plant-based options. For more information on Muscle Maker, Inc., visit www.musclemakergrill.com, for more information on Pokemoto visit www.pokemoto.com or for more information on SuperFit Foods visit www.superfitfoods.com.

About Sadot LLC

Sadot is a wholly owned subsidiary of Muscle Maker, Inc. Sadot’s goal is to create a comprehensive, global food company that stretches from sustainable farming, agricultural commodity shipping and trading, distribution, production and ultimately reaches consumers through our restaurant, franchise, and meal prep companies. Sadot currently focuses on international agricultural commodity shipping and trading for items such as soybean meal, wheat, and corn. Shipments are via commercial cargo ships that can range between 25,000 to 75,000 metric tons.

MUSCLE MAKER, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2022	2021

Assets
Current Assets:
Cash	$9,898,420	$15,766,703
Accounts receivable, net of allowance for doubtful accounts of $23,400 and $23,693 as of December 31, 2022 and December 31, 2021, respectively	134,914	155,167
Inventory	297,178	258,785
Current portion of loans receivable, net of allowance of $— and $71,184 at December 31, 2022 and 2021, respectively	—	—
Prepaid expenses and other current assets	317,439	1,789,328
Total Current Assets	10,647,951	17,969,983
Right to use assets	2,432,894	—
Property and equipment, net	1,894,962	2,280,267
Goodwill	2,626,399	2,626,399
Intangible assets, net	4,610,856	6,387,464
Deposit on farmland	4,914,191	—
Security deposits and other assets	102,273	167,770
Total Assets	$27,229,526	$29,431,883

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable and accrued expenses	$1,953,269	$2,208,523
Accrued stock-based consulting expenses	3,601,987	—
Notes payable, current	222,356	347,510
Operating lease liability, current	560,444	—
Deferred revenue, current	95,392	49,728
Deferred rent, current	—	36,800
Other current liabilities	181,615	286,088
Total Current Liabilities	6,615,063	2,928,649
Notes payable, non-current	758,822	1,005,027
Operating lease liability, non-current	2,018,851	—
Deferred revenue, non-current	1,275,778	1,013,645
Deferred rent, non-current	—	91,295
Total Liabilities	10,668,514	5,038,616

Commitments and Contingencies

Stockholders’ Equity:
Common stock, $0.0001 par value, 50,000,000 shares authorized, 29,287,212 and 26,110,268 shares issued and outstanding as of December 31, 2022, and December 31, 2021, respectively	2,929	2,611
Additional paid-in capital	95,913,147	95,760,493
Accumulated deficit	(79,355,064)	(71,369,837)
Total Stockholders’ Equity	16,561,012	24,393,267
Total Liabilities and Stockholders’ Equity	$27,229,526	$29,431,883

MUSCLE MAKER, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Years Ended
	December 31,
	2022	2021
Revenues:
Commodity sales	$150,585,644	$—
Company restaurant sales, net of discounts	10,300,394	9,320,920
Franchise royalties and fees	726,854	778,181
Franchise advertising fund contributions	80,536	188,539
Other revenues	4,989	61,996
Total revenues	161,698,417	10,349,636

Operating Costs and Expenses:
Commodity operating expenses:
Commodity cost	145,671,454	—
Labor	346,750	—
Other commodity operating expenses	19,000	—
Total commodity operating expenses	146,037,204	—
Restaurant operating expenses:
Food and beverage costs	3,940,321	3,532,907
Labor	3,844,140	1,917,979
Rent	1,190,903	1,261,096
Other restaurant operating expenses	2,294,688	2,343,137
Total restaurant operating expenses	11,270,052	9,055,119
Impairment of intangible asset	347,110	1,139,908
Impairment of goodwill	—	86,348
Depreciation and amortization expenses	2,015,048	1,206,505
Franchise advertising fund expenses	80,536	188,539
Preopening expenses	116,728	31,829
Post-closing expenses	197,101	—
Stock-based consulting expenses	3,601,987	—
Sales, general and administrative expenses	6,149,801	8,088,682
Total costs and expenses	169,815,567	19,796,930
Loss from operations	(8,117,150)	(9,447,294)

Other Income:
Other income / (expense)	44,944	(9,097)
Interest expense, net	(6,730)	(69,514)
Change in fair value of accrued compensation	—	127,500
Gain on debt extinguishment	141,279	1,228,308
Total other income, net	179,493	1,277,197

Loss Before Income Tax	(7,937,657)	(8,170,097)
Income tax	24,771	6,033
Net loss	$(7,962,428)	$(8,176,130)

Net Loss Per Share:
Basic and Diluted	$(0.28)	$(0.50)

Weighted average Number of Common Shares Outstanding:
Basic and Diluted	$28,558,586	$16,467,393

MUSCLE MAKER, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended
	December 31,
	2022	2021

Cash Flows from Operating Activities
Net loss	$(7,962,428)	$(8,176,130)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,015,048	1,206,505
Stock-based compensation	152,928	2,207,046
Gain on extinguishments of debt	(141,279)	(1,228,308)
Impairment of intangible asset	347,110	1,139,908
Impairment of goodwill	—	86,348
Stock-based consulting expenses	3,601,987	—
Change in fair value of compensation	—	(127,500)
Loss on disposal of assets	274,097	193,405
Bad debt expense	(47,555)	6,663
Changes in operating assets and liabilities:
Accounts receivable, net	(3,376)	(21,525)
Inventory	(38,393)	(125,461)
Prepaid expenses and other current assets	1,471,889	(1,748,425)
Security deposits and other assets	65,497	(274)
Accounts payable and accrued expenses	(132,985)	622,828
Deferred rent	(128,095)	(3,081)
Operating right of use asset and liability, net	123,602	—
Deferred revenue	307,797	(69,380)
Other current liabilities	(104,473)	(355,330)
Total adjustments	7,763,799	1,783,419
Net cash used in operating activities	(198,629)	(6,392,711)

Cash Flows from Investing Activities
Deposit on farmland	(4,914,191)	—
Purchases of property and equipment	(596,611)	(262,019)
Cash paid-in connection with the acquisition of SuperFit Foods	—	(500,000)
Cash paid-in connection with the acquisition of Pokemoto, net of cash acquired	—	(2,815,390)
Collections from loans receivable	71,184	1,600
Net cash used in investing activities	(5,439,618)	(3,575,809)

Cash Flows from Financing Activities
Proceeds from Private Placement Offering, net of underwriter’s discount and offering costs of $2,079,965	—	22,890,950
Proceeds from exercise of pre-funded warrants	44	28,773
Cash paid-in connection with cancellation of shares	—	(100,000)
Repayments of notes payables	(230,080)	(1,280,432)
Net cash (used in) / provided by financing activities	(230,036)	21,539,291

Net (Decrease) / Increase in Cash	(5,868,283)	11,570,771
Cash – beginning of period	15,766,703	4,195,932
Cash – end of period	$9,898,420	$15,766,703

Forward-Looking Statements

This press release may include “forward-looking statements” pursuant to the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. To the extent that the information presented in this press release discusses financial projections, information, or expectations about our business plans, results of operations, products, or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as “should”, “may,” “intends,” “anticipates,” “believes,” “estimates,” “projects,” “forecasts,” “expects,” “plans,” and “proposes.” Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading “Risk Factors” and elsewhere in documents that we file from time to time with the SEC. Forward-looking statements speak only as of the date of the document in which they are contained, and Muscle Maker, Inc., does not undertake any duty to update any forward-looking statements except as may be required by law.

Investor Relations:

Frank Pogubila

SVP

Integrous Communications

W - 951.946.5288

E - IR@musclemakergrill.com